Exhibit 10.73

                  Second Amendment to Revolver Promissory Note

     THIS SECOND AMENDMENT TO REVOLVER PROMISSORY NOTE dated this 30th day of September 2003, is by and among Danzer Industries, Inc. ("Borrower") and Fair Holdings, Inc. ("Fair"), an Ohio corporation. The parties agree as follows:
Recitals

     WHEREAS, Borrower and Fair entered into that certain Promissory Note dated August 15, 2001in the principal amount of $1,000,000 ("Note')(a copy of which is attached hereto as Exhibit "A");

     WHEREAS, Fair has agreed amend the Note in order to increase the amount that Borrower may borrow under the Note to $1,500,000.00;

     WHEREAS, DCI is willing to amend the Note subject to the terms herein and subject to the amendment of the Note as herein provided;

     NOW THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Note shall be, and hereby is, amended as provided herein and the parties further agree as follows:

     1. Increase in the allowable principal balance: The Note's principal balance of $1,000,000 is hereby increased to $1,500,000.00 such that Borrower may borrow up to a total amended principal balance on the Note of $1,500.00.00.

          All other terms and conditions contained in the Note shall remain the same and shall continue in full force and effect that are not specifically amended herein and shall continue during the amended term of the Note without change.

          IN WITNESS WHEREOF, Borrower, and Fair have caused this First Amendment to Promissory Note to be executed by its duly authorized by their representatives as of the day first written above.

                  Fair Holdings, Inc.

                  By: /s/ Timothy S. Durham
                      ---------------------------------------------
                      Timothy S. Durham, Chief Executive Officer


                  Danzer Industries, Inc.

                  By: /s/ Terry Whitesell
                      ---------------------------------------------
                      Terry Whitesell, Chairman of the Board